UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 16, 2006



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 9, 2006, the Board of Directors of Landauer, Inc. approved the following actions of the Compensation Committee of the Board of Directors with respect to the compensation of the non-employee directors of the Company and the executive officers who were named in the Summary Compensation Table of the Company's most recent Proxy Statement:

      GRANT OF SHARES OF RESTRICTED STOCK. The Compensation Committee approved the grant of 700 shares of restricted stock to each of the non-employee directors under the Landauer, Inc. 2005 Long-Term Incentive Compensation Plan (the "2005 LTI Plan".) The shares of restricted stock vest on the third anniversary of the date of grant or the date of the annual meeting to be held in 2009, whichever is earlier. Additionally, the shares of restricted stock will vest in full if the non-employee director ceases to be a member of the Board by reason of death or disability or by reason of retirement on or after age 70.

      GRANT OF SHARES OF PERFORMANCE STOCK. The Compensation Committee approved the grant of the following number of shares of performance stock, as of February 14, 2006, to the named executive officers under the 2005 LTI
Plan: Mr. Saxelby (3,500); Dr. Yoder (1,500); Mr. O'Connell (1,200); and Mr. Greaney (1,000). The shares of performance stock vest over the balance of the fiscal year ending on September 30, 2006. The number of shares of performance stock that will actually vest at the end of the fiscal year will be based upon the Company's achievement of specified performance goals relating to net income for the fiscal year ending September 30, 2006 as follows: (i) 100% of the number of shares awarded for net income at the specified level; (ii) from 100% to 150% of the number of shares awarded, in proportion to the amount by which actual net income exceeds 100% to 120% of the specified level; and (iii) from 150% to 200% of the number of shares awarded, in proportion to the amount by which actual net income exceeds 120% to 130% of the specified level. No shares of performance stock will vest where net income is below the specified level.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits. The following exhibits are filed with this Report.

            EXHIBIT NO.       EXHIBIT DESCRIPTION
            -----------       -------------------

            10(a) Form of Performance Stock Grant under The Landauer, Inc. 2005 Long-Term Incentive Compensation Plan (filed herewith).
























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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LANDAUER, INC.


Dated:  February 16, 2006           /s/  James M. O'Connell
                                    ---------------------------
                                    James M. O'Connell
                                    Vice President, Treasurer,
                                    Secretary and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


















































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


EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

  10(a) Form of Performance Stock Grant under The Landauer, Inc. 2005 Long-Term Incentive Compensation Plan
                  (filed herewith).
































































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